Exhibit 99.3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF GLOBAL HYDROGEN

The following “Management’s Discussion and Analysis of Financial Condition and Results of Operations” should be read in conjunction with Global Hydrogen’s unaudited condensed consolidated financial statements for the period from February 16, 2023 (inception) to September 30, 2023, our audited financial statements for the period from February 16, 2023 (inception) to March 31, 2023, the notes to our unaudited financial statements and audited financial statements, and other information included elsewhere in this Current Report on Form 8-K. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from such forward-looking statements. Factors that could cause or contribute to those differences include, but are not limited to, those discussed in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in this Current Report on Form 8-K. Additionally, our historical results are not necessarily indicative of the results that may be expected in any future period. Amounts are presented in U.S. dollars.

Unless the context otherwise requires, references in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to “we,” “us,” “Global Hydrogen,” “our” and “the Company” generally refer to Global Hydrogen Energy LLC prior to the consummation of the Business Combination. Defined Terms included herein shall have the same meaning as terms defined and included elsewhere in this Form 8-K.

Business Overview

Global Hydrogen is a nascent pure-play hydrogen and carbon recovery project developer and industrial gas supplier that has commenced initial operations and is building a growing project development pipeline. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. Since its inception, Global Hydrogen has worked to establish relationships in the form of channel checks with non-exclusive independent equipment suppliers and discussions with vendors, but the Company has not yet generated any revenue or reached final terms with any paying customers or suppliers. As we expand our operations, we intend to offer potential customers reliable, low-carbon and clean hydrogen, pure carbon dioxide, and other gases generated from a variety of feedstocks. We intend for our operations to include (i) the sourcing, identification, evaluation and vetting of offtake customers seeking to purchase industrial gases, (ii) the securing of local feedstocks, equipment, and utilities, (iii) the planning and management of projects and (iv) the structuring and financing of our projects. We intend to offer our customers attractive pricing as we select and secure local, often waste, feedstock, and plan to deploy established industrial gas generation, storage, compression, and dispensing technologies in our projects. On each planned project, we seek to sell multiple gas products, sourced from a single feedstock, for offtake to customers. We also intend to utilize and bring to market secondary offtake products such as oxygen. The Company was founded in 2023 by a team with over a decade of hydrogen experience and several decades of business development, mergers & acquisitions, and capital markets experience. Global Hydrogen is currently a 100% minority-owned business and we are targeting both privately- and publicly-funded hydrogen development and selected carbon recovery projects, including projects supported by local, county, state, and national-level governments in North America, Western Europe, and Great Britain.

In selecting feedstock to generate industrial gases, we will primarily target renewable waste and will need to seek arrangements with owners of renewable waste feedstock, such as wastewater treatment plants, landfills, food waste processing facilities, and agricultural farms, to access their renewable waste feedstock. In addition to generating industrial gases from renewable waste feedstock, we plan to generate gases from non-renewable sources including pipeline natural gas. We will need to seek arrangement with owners of such non-renewable feedstock. On projects where a non-renewable, or high greenhouse gas output, energy source is used, as well as on selected other projects where such technology is required to produce clean hydrogen, we may deploy carbon recovery technology — more commonly known as carbon capture technology.

On the hydrogen side, we serve traditional industrial gas customers, and are particularly focused on plans to serve the rapidly growing hydrogen-as-energy-carrier market, comprising heavy duty hauling transportation operators such as transit bus agencies, long haul truck fleet operators, truck leasing operators, and refuse collection truck operators, many of whom are considering deploying hydrogen fuel cell powertrain vehicles to decarbonize their fleets which currently runs almost exclusively on diesel. On the carbon dioxide side, we target both traditional industrial users of the gas, including food & beverage grade users such as brewers and beverage bottlers requiring carbonation, as well as emerging users such as the producers of green building materials.

Our growth strategy is based on developing our ability to place modular generation, recovery, storage, and dispensing solutions in closer geographic proximity to our end customers — onsite in many cases — and our ability to produce and sell multiple outputs from a single feedstock input. We hope that these plans, if successfully carried out, will allow us to produce clean hydrogen and carbon dioxide at a net cost normally seen only in larger scale plants and which supports competitive market prices for our end products. Additionally, governments at all levels in North America and Western Europe have and are deploying substantial incentives to mitigate the impact of climate change and to decarbonize their economies. We believe we are well-placed to benefit as a developer of projects eligible for several of these incentives, such as the hydrogen tax production credits and the investment tax credits made available in the United States through the recently enacted Inflation Reduction Act of 2022.

Global Hydrogen has not yet generated any revenue and anticipates generating revenue from the sale of systems and equipment to customers in 2023 or 2024. Global Hydrogen management actively reviews its project development pipeline and activity with potential customers. Potential projects are added to the project development pipeline only after Global Hydrogen has met with the potential customer, discussed the scope of the project and discussed the project’s feasibility, preliminary sizing and design. Management has determined that its projections are reasonable based on its review and status of its potential projects. Global Hydrogen has not yet successfully closed on any project, and recently Global Hydrogen’s projections were revised to reflect the loss of an originally-forecast systems and equipment project which was expected to close in the third quarter of 2023.

Global Hydrogen was organized as a Delaware limited liability company in February 2023. Global Hydrogen is headquartered in New York, New York and its corporate website is globalhydrogen.co. Global Hydrogen’s website and the information contained on, or that can be accessed through, such website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

While Global Hydrogen does not have significant past operating history, Global Hydrogen’s management is aware that the future operating results and future financial condition of Global Hydrogen may be different than our past operating results and financial condition. Major factors that will have a material impact on future financial results and condition include whether Global Hydrogen will be able to sign contracts with customers and suppliers necessary to undertake the business plan. Even if such contracts are signed, our business plan is complex and there are many factors which could impact our operating results and financial condition including delays in projects, volatility in the price of our raw materials and products, and volatility in the demand for our services and products.

Recent Developments

Recent events impacting our business are as follows:

Business Combination: On May 15, 2023, Global Hydrogen announced that it had entered into an agreement and Business Combination with Dune Acquisition Corporation, a publicly traded special purpose acquisition company and certain of its subsidiaries.

Results of Operations

As of September 30, 2023, the Company has not generated any revenue. As of September 30, 2023, the Company’s expenses have been related to initial operations and efforts to source materials for future projects and to undertake conversations with potential customers.

The following table summarizes our financial results for the three months ended September 30, 2023 and from inception until September 30, 2023 (in dollars):

	For the three months ended September 30, 2023	For the period from February 16, 2023 (inception) to September 30, 2023
Operating Expenses:
General and administrative	$132,864	385,216
Start up costs	—	574
Loss from operations	(132,864)	(385,790)
Other income:
Interest income	36	85
Net loss	$(132,828)	(385,705)

Liquidity and Capital Resources

Historically, the Company’s primary sources of liquidity have been cash flows from contributions from founders. As of September 30, 2023, the Company had an aggregate cash balance of $527 and a net working capital deficit of $373,205.

The Company intends to operate with its current cash on hand. In the future, the Company may borrow money and sell equity to finance its operations. As the Company has a limited operating history, its liquidity and capital resources may change substantially from past results.

The Company’s future capital requirements will depend on many factors, including the Company’s revenue growth rate, the timing and extent of spending to support future sales and marketing and research and development efforts. In order to finance these opportunities, the Company may need to raise additional financing. While there can be no assurances, if additional capital is required, the Company intends to raise such capital through operations, as well as through the Business Combination. If additional financing is required from outside sources, the Company may not be able to raise it on terms acceptable to the Company or at all. If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through twelve months from the date these consolidated financial statements are available to be issued. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Subsequent Events

Forward Purchase Agreement (“FPA”)

In connection with the Business Combination, on December 1, 2023, the Company and Dune entered into a forward purchase agreement (the “FPA”) with each of (i) Meteora Strategic Capital, LLC (“MSC”), (ii) Meteora Capital Partners, LP (“MCP”) and (iii) Meteora Select Trading Opportunities Master, LP (“MSTO” and, collectively with MSC and MCP, “Meteora”) for an OTC Equity Prepaid Forward Transaction.

Pursuant to the terms of the FPA, Meteora purchased 258,394 shares of Class A Common Stock from third parties through a broker in the open market prior to the closing of the Business Combination.

FPA Funding Amount PIPE Subscription Agreement

On December 1, 2023, Dune entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with Meteora.

Pursuant to the FPA Funding Amount PIPE Subscription Agreement, on the closing date, Meteora acquired 681,220 shares of Class A Common Stock from the Company.

Business Combination

As previously disclosed on May 15, 2023, Dune entered into the Purchase Agreement with Global Gas Holdings LLC, a direct, wholly owned subsidiary of Dune, Global Hydrogen, a Delaware limited liability company, and William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, the equity holders of Global Hydrogen, pursuant to which Dune and Global Hydrogen agreed to enter into the Business Combination.

On December 21, 2023, Dune and Global Hydrogen completed the previously announced Business Combination without Nasdaq listing approval due to the failure of the combined company to satisfy all of the initial listing standards of The Nasdaq Capital Market as of the closing of the Business Combination. The combined company, now named Global Gas Corporation (“Global Gas”) intends to work expeditiously to satisfy all of the applicable Nasdaq listing standards as promptly as practicable.

Critical Accounting Estimates

Basis of Accounting

The accompanying financial statements have been prepared in accordance with GAAP, expressed in U.S. dollars. References to GAAP issued by the FASB in these accompanying notes to the financial statements are to the FASB Accounting Standards Codification (“ASC”).

Operating results for the period from February 16, 2023 (inception) to September 30, 2023 are not necessarily indicative of results that may be expected for the period ending December 31, 2023.

Use of Estimates

The preparation of the accompanying financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are adjusted to reflect actual experience when necessary. There were no significant estimates from February 16, 2023 (inception) to September 30, 2023.

Cash

The Company’s cash is held in an operating bank account which is subject to an insignificant risk of changes in value. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $527 in cash and cash equivalents as of September 30, 2023.

New Accounting Pronouncements

Recently Issued Accounting Standards

The Company is expected to be an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). The JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. Thus, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The Company has elected to take advantage of the extended transition period to comply with new or revised accounting standards and to adopt certain of the reduced disclosure requirements available to emerging growth companies. As a result of the accounting standards election, the Company will not be subject to the same implementation timeline for new or revised accounting standards as other public companies that are not emerging growth companies which may make comparison of the Company’s financial statements to those of other public companies more difficult.

Intellectual Property

Global Hydrogen does not currently hold material intellectual property beyond certain logos and domain names assigned to the Company by William Bennett Nance, Jr.

Government Regulation

Global Hydrogen plans to own and operate hydrogen generation plants and to sell the resulting industrial gas. In many jurisdictions, hydrogen, oxygen, and other gases we will produce and sell, may be classified as fuel or controlled substances, and as such we may be required to obtain relevant licensing to produce, store, and sell such substances. We intend to acquire such licenses on a project by project and jurisdiction by jurisdiction basis.

Some of these gas generation plants we build or own may be in jurisdictions where CO2 emissions are subject to government regulation. When we produce hydrogen thermochemically, we will typically deploy carbon recovery systems to significantly reduce — below relevant jurisdictional limits — or eliminate the CO2 emissions which otherwise would be released to the atmosphere.

The construction of facilities that produce hydrogen will require compliance with government regulation, including local zoning and permitting requirements, such requirements will depend on the jurisdiction of each project.

The distribution of hydrogen, carbon dioxide, and oxygen will require compliance with certain regulatory federal and state regimes and will depend on the relevant jurisdictions.

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